UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

VERICITY, INC.

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Your **Vote** Counts!

VERICITY, INC.

2023 Annual Meeting

Vote by August 01, 2023

11:59 PM ET

VERICITY, INC.
1350 E. TOUHY AVE., SUITE 205W
DES PLAINES, IL 60018

You invested in VERICITY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 02, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

August 02, 2023
9:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/VERY2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Neil Ashe 02) Calvin Dong 03) Richard A. Hemmings 04) James E. Hohmann 05) Scott Perry 06) Eric Rahe 07) Laura R. Zimmerman	For
2.	To ratify the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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